Accrued liabilities and provisions	12 Months Ended
Dec. 31, 2025
Accrued liabilities and provisions
Accrued liabilities and provisions

23.Accrued liabilities and provisions

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2024	11,211	797	2,348	14,356
Abandonment costs update	2,151	—	—	2,151
Additions (recoveries) (1)	9	(339)	525	195
Uses (2)	(543)	(146)	(377)	(1,066)
Financial costs and interest (2)	642	257	(2)	897
Foreign currency translation	(156)	(29)	(55)	(240)
Transfers	—	1	154	155
Balance as of December 31, 2025	13,314	541	2,593	16,448
Current	992	100	555	1,647
Non-current	12,322	441	2,038	14,801
	13,314	541	2,593	16,448
(1)	It mainly includes the recognition of provisions related to environmental compensation at Ecopetrol S.A., among others.
(2)	This represents the financial cost associated with the discounting of the liability and its respective use.

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2023	13,102	723	2,318	16,143
Abandonment costs update	(2,097)	—	—	(2,097)
Additions (recoveries) (1)	148	(45)	208	311
Uses	(766)	(150)	(381)	(1,297)
Financial costs and interest	636	245	50	931
Fair value adjustment in business combination	32	—	—	32
Reversal of fields (2)	5	—	—	5
Foreign currency translation	151	25	58	234
Transfers	—	(1)	95	94
Balance as of December 31, 2024	11,211	797	2,348	14,356
Current	1,134	37	449	1,620
Non-current	10,077	760	1,899	12,736
	11,211	797	2,348	14,356
(1)	It mainly includes the recognition of provisions related environmental compensation at Ecopetrol S.A., among others.
(2)	It corresponds to the abandonment provision associated with the assets delivered to Ecopetrol S.A. of the La Cañada and La Hocha fields.

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2022	10,006	898	1,852	12,756
Abandonment costs update (1)	3,465	—	—	3,465
Additions (2)	71	27	755	853
Uses (3)	(680)	(905)	(383)	(1,968)
Financial costs and interest (3)	477	808	46	1,331
Foreign currency translation	(237)	(80)	(137)	(454)
Transfers	—	(25)	185	160
Balance as of December 31, 2023	13,102	723	2,318	16,143
Current	1,105	70	420	1,595
Non-current	11,997	653	1,898	14,548
	13,102	723	2,318	16,143
(1)

Main variations in the abandonment cost are due to 1) an increase in activity in Rubiales and Caño Sur, 2) an increase in operating costs in Cira-Infantas fields, and 3) upgrades in the equipment and tariff increases.

(2)	It mainly includes the recognition of provisions related to potential obligations and environmental contingencies (Note 23.3) at Ecopetrol S.A., among others.
(3)

It mainly includes uses and interest expenses originating from rulings against the claims of Ecopetrol S.A. related to public works contributions. The recognition applied Law 2277 of 2023 with which a benefit was obtained by reducing interest payable to the tax authority by 50%.

23.1Asset retirement obligation

The estimated liability for asset retirement obligation costs corresponds to the future obligation that the Ecopetrol Group has to restore environmental conditions to a level similar to that exist before the start of projects or activities, as described in Note 4.14. As these relate to long–term obligations, this liability is estimated by projecting the expected future payments and discounting at present value with a rate indexed to the Ecopetrol Group’s financial obligations, considering the temporariness and risks of this obligation. The discount rates used in the estimate of the obligation as of December 31, 2025 were Exploration and Production 5.24% (2024 - 5.88%), Refining and Petrochemicals 5.83% (2024 - 6.59%), and Transportation and Logistics 5.64% (2024 - 6.94%).

23.2Litigations

The following table details the main litigations recognized in the consolidated statement of financial position as of December 31, whose loss expectations are probable and could imply an outflow of resources and the estimated provision:

	2025	2024
ISA Energía Brasil. Civil contingency: Nullity of merger of EPTE by CTEEP, issued by Joana D Arc Tensol Rodrigues Pereira. It corresponds to a declaratory action in which minority shareholders claim the nullity of the merger of the Paulista Energy transmission Company (EPTE) by the company or, jointly and severally, the declaration of their right to withdraw and the determination of the payment of the redemption value of their shares. In 2024, the process was classified as a contingent liability.	7	50
Regulatory Contingency: Eletrobras Billing - RBNI: This corresponds to the collection action filed by Eletrobras against ISA CTEEP requesting the return of the amount overcharged by the Company as part of the compensation payment resulting from the extension of Concession Contract No. 059/2001 under Law No. 12,783/201, relating to the new investment facilities that had been transferred to the Company by Eletrobras.	41	38
Unfavorable first instance ruling for Ecopetrol Group in the process of remediating the damages associated with the hydrocarbon spill that occurred in Guaduas, Vereda Raizal and Cajón, in the property called “La Floresta” in May 2004.	14	14
Administrative processes of a sanctioning type issued by PRONATEL and OSIPTEL Internexa Peru: Procedure for failure to pay contributions during the years 2011 to 2023 or the provision of the Dark Optical Fiber service.	13	12
Transelca. Regulatory contingency: Unavailability of service. Compensation for energy not supplied. In June 2020, a shot occurred in the Bay of Line BL2 Sabanalarga-Fundación, at the Sabanalarga substation, 220 kV; the substation went out of operation, as well as other assets operated by Transelca and other third parties, leaving a large region of the Atlantic Coast without electricity service. In accordance with the provisions of Resolution GREC 011 of 2009, numeral 3.8.3, this event may cause the company to pay compensation for energy not supplied.	9	8
Ecopetrol S.A. as responsible for the damages caused by export activities in influence of the municipalities of Cicuco, Talaigua Nuevo and Mompox.	7	6

23.3Environmental contingencies and others

These correspond to contingencies for environmental incidents and obligations related to environmental compensation and mandatory investment of no less than 1% for the use of, exploitation of or effect on natural resources imposed by national, regional, and local environmental authorities. Mandatory investment of no less than 1% is based on the use of water taken directly from natural sources in accordance with the provisions of Law 99 of 1993, Article 43, Decree 1900 of 2006, Decree 2099 of 2017 and 075 and 1120 of 2018 and article 321 of Law 1955 of 2019 in relation to the projects that the Ecopetrol Group develops in Colombia.

The Colombian Government, through the Ministry of Environment and Sustainable Development, issued Decrees 2099 and 075 in December 2016 and January 2017, through which it modified the Single Regulatory Decree of the environment and sustainable development sector, Decree 1076 of 2015, in relation to the mandatory investment for the use of water taken directly from natural sources. The main changes established by these decrees were in relation to the areas of implementation, investment lines and the basis for liquidation of obligations. In addition, June 30, 2017, was defined as the maximum date to modify the Investment Plans that are in execution.

From the Company’s Environmental Management, with the regional environmental departments and allies in the territory, Ecopetrol executes more than 245 current plans for environmental offsetting and forced investment of 1%.

The resources allocated to these obligations have been directed towards environmental protection, conservation, and preservation through the implementation of more than 700 voluntary conservation agreements. Progress has also been made in acquiring land for conservation, ecological restoration processes, and reforestation programs. Additionally, through an agreement with IDEAM for the execution of the mandatory 1% investment, a specific line item was incorporated for monitoring water resources through the installation and operation of hydrometeorological stations for tracking climatological and hydrological variables.

23.4Contingencies

VAT on Imports of Gasoline and Diesel Fuel

The National Tax and Customs Directorate (DIAN by its acronym in Spanish) issued Ruling No. 100202208-2305 on December 19, 2024 (and reaffirmed in July 2025) stating, according to its interpretation, that the importation of gasoline and diesel fuel is subject to Value-Added Tax (VAT) at the general rate of 19%. According to DIAN’s interpretation, the tax base is the customs value of the products.

Ecopetrol S.A. and Refinería de Cartagena S.A.S. disagree with this interpretation made by the DIAN; DIAN considers that the importation of gasoline and diesel during 2022 to 2024 should have been subject to Value Added Tax (VAT) at the general rate of 19%. Nevertheless, Refinería de Cartagena S.A.S and Ecopetrol S.A. believe that their filings were prepared in accordance with current tax and customs legislation. The National Tax and Customs Directorate, in line with its interpretation and current application of the law, has issued six official assessments to Refinería de Cartagena S.A.S. totaling COP $1.3 trillion in VAT and penalties, and has also issued two official assessments to Ecopetrol S.A. totaling COP $6.5 trillion in VAT and penalties for the periods between 2022 and 2024; interest has been accrued on these amounts to date, which would amount to approximately COP $4.9 trillion. These amounts could be significantly higher as time passes or if additional demands are received from DIAN. At this time, all administrative remedies have been exhausted in all cases filed against Refinería de Cartagena and Ecopetrol S.A. On November 25 and December 5, 2025, Refinería de Cartagena filed two (2) lawsuits for annulment and restoration of rights before the Administrative Court of Bolívar and is within the legal timeframe to file the remaining four (4) lawsuits. Ecopetrol S.A. filed its two lawsuits against the official tax assessments and their confirmatory resolutions on March 2 and April 8, 2026, before the Administrative Court of Cundinamarca.

Refinería de Cartagena S.A.S. and Ecopetrol S.A., acting in accordance with due diligence and to protect their legitimate interests, have responded to DIAN’s actions within the timeframes established by law, challenging the decisions issued by the DIAN and questioning its interpretation of the regulations. In its interpretation, DIAN may continue with the collection process in accordance with the procedural rules of the customs regime and the Tax Statute, which include enforcement collection procedures, without prejudice to Refinería de Cartagena S.A.S. and Ecopterol S.A. exercising the appropriate administrative or judicial remedies, in accordance with the same regulations. Although Refinería de Cartagena S.A.S. and Ecoptrol S.A. plan to exercise these remedies, any eventual enforcement of collection could have a material adverse effect on the operations, liquidity, and financial position of Refinería de Cartagena S.A.S. and Ecopterol S.A., depending on the amount involved and the duration of the process. Likewise, based on the opinions issued by our external advisors, who consider the probability of success to be greater than 50%, the Company believes there are grounds for not recording any accounting provision.

Given that DIAN has decided to apply its regulatory interpretation, since January 2025 Ecopetrol S.A. and Refinería de Cartagena S.A.S. have been making VAT payments on gasoline and diesel fuel imports, in accordance with the DIAN’s interpretation, at a rate of 19%. The payment of VAT does not affect the rights that Ecopetrol S.A. and Refinería de Cartagena S.A.S. reserve to challenge this interpretation legally at the appropriate time before the relevant authorities, as mentioned above.

According to Grupo Ecopetrol, the total value of VAT payments related to gasoline and diesel imports for 2025 amounted to COP $4.2 trillion, of which approximately COP $3.9 trillion would be recovered through the VAT credit and refund process. For the first quarter of 2026, payments amount to COP $0.71 trillion.

Ecopetrol S.A. and Refinería de Cartagena S.A.S. reiterate their commitment to fully comply with their customs and tax obligations and will respect the decisions rendered regarding this dispute by the relevant authorities.

Refinería de Cartagena S.A.S.

Below are the most recent changes related to contingencies associated with the operations of Refinery de Cartagena S.A.S.

Arbitration tribunal:

On March 8, 2016, Refinería de Cartagena S.A.S filed a request for arbitration with the International Chamber of Commerce (the “ICC”) against Chicago Bridge & Iron Company NV, CB&I UK Limited and CBI Colombiana SA (jointly, “CB&I”), concerning a dispute related to the engineering, procurement, and construction agreements entered into by and between Refinería de Cartagena S.A.S and CB&I for the expansion of the Refinería de Cartagena S.A.S, Colombia. Refinería de Cartagena S.A.S was the Claimant in the ICC arbitration and seeked no less than USD $2 billion in damages plus lost profits.

On May 25, 2016, CB&I filed its response to the Request for Arbitration and the preliminary version of its counterclaim against Reficar, for approximately USD $213 million. On June 27, 2016, Reficar filed its reply to CB&I’s counterclaim denying and disputing the declarations and relief requested by CB&I.

On April 28, 2017, Refinería de Cartagena S.A.S filed its non-detailed claim, and, on the same date, CB&I submitted its Statement of Counterclaim increasing its claims to approximately USD $116 million and COP $387,558 million, including USD $70 million for a letter of credit compliance. On March 16, 2018, CB&I submitted its Exhaustive Statement of Counterclaim further increasing its claims to approximately USD $129 million and COP $432,303 million (including in each case interest) and filed its Exhaustive Statement of Defense to Refinería de Cartagena’s claims. On this same date, Reficar filed its Exhaustive Statement of Claim seeking, among others, USD $139 million for provisionally paid invoices under the Memorandum of Agreement (“MOA”) and Project Invoicing Procedure (“PIP”) Agreements and the EPC Contract.

On June 28, 2019, Chicago Bridge & Iron NV Company filed a response to Refinería de Cartagena’s non-detailed defense of the counterclaim, updating the value of its claim to approximately USD $137 million and COP $503,241 million, including interest. Likewise, CB&I presented its detailed defense to Refinería de Cartagena’s claim.

On this same date, Reficar filed its response to CB&I’s Non-Exhaustive Statement of Defense and its Exhaustive Statement of Defense to CB&I’s counterclaim, updating its claim for provisionally paid invoices under the MOA and PIP Agreements and the EPC Contract to approximately USD $137 million.

In January 2020, McDermott International Inc. (now McDemott International Ltd and hereinafter “McDermott”) – CB&I parent company – commenced a bankruptcy case under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. Faced with this situation, Refinería de Cartagena S.A.S took actions to protect its interests and had a group of experts with whom it will continue to evaluate other measures it may adopt in this new circumstance.

As a consequence of the initiation of the reorganization process, the arbitration was suspended until July 1, 2020, as described below.

On January 21, 2020, Comet II BV, the successor in interest to Chicago Bridge & Iron Company N.V., commenced a bankruptcy proceeding under title 11 of the Bankruptcy Code of the United States before the Bankruptcy Court for the Southern District of Texas. Before the beginning of the insolvency process of Comet II BV, an automatic suspension of the initiation or continuation of any action, process or execution of judgment or award against Comet II BV became effective, which suspended the arbitration.

On March 14, 2020, the Bankruptcy Court entered an order confirming a plan of reorganization, and the order provided for the stay against the arbitration to end upon the earlier of the effective date of the plan or August 30, 2020, whichever would occur first. On June 30, 2020, McDermott notified the occurrence of the effective date of the reorganization plan, thus the suspension of arbitration was lifted on July 1, 2020.

On May 6, 2020, the Superintendence of Companies of Colombia ordered the judicial liquidation of CBI Colombiana S.A., one of the defendants in the CB&I arbitration. On October 22, 2020, Reficar requested its recognition as a creditor of CBI Colombiana S.A., up to the maximum amount of its claims in the arbitration. On January 15, 2021, the liquidator of CBI Colombiana S.A. accepted Reficar’s request.

On September 22, 2020, the tribunal scheduled the start of the hearings for May 2021.

Between May 17 and June 16, 2021, the first two blocks of the hearing were held, in which the evidence in the arbitration against CB&I was presented. On June 16, 2021, the tribunal ordered the submission of post-hearing briefs on October 15 and November 5, 2021. Likewise, the tribunal summoned the parties to a hearing on closing arguments for November 18, and 19, 2021.

On August 16, 2021, the parties requested the tribunal to modify the procedural calendar, consisting of slightly altering the dates of presentation of the post-hearing briefs. On August 26, 2021, the tribunal granted the request of the parties, so the post-hearing briefs were presented on October 22 and November 10, 2021, respectively. The closing arguments hearing was held in a single session on November 18, 2021, and the session scheduled for November 19, 2021, was cancelled.

Subsequently, on December 20, 2021, Refinería de Cartagena S.A.S. presented its memorial for costs in arbitration against CB&I. On February 11, 2022, CB&I presented its memorial for costs.

On June 7, 2023, Refinería de Cartagena S.A.S. was notified of the decision of the International Arbitration Court that resolved the claim filed against. The Arbitration Court ordered CB&I to pay approximately $1,000 USD million plus interest in favor of Refinería de Cartagena. Similarly, the arbitral tribunal dismissed CB&I’s claims for approximately to USD $400 million. Chicago Bridge & Iron Company N.V. and CB&I UK Limited requested the annulment of the award on June 8, 2023, the before Southern District Court of New York.

On August 4, 2023, Refinería de Cartagena answered to the annulment request and, in addition, and likewise requested the confirmation of the award Moreover, On January 10, 2025, the Southern District Court of New York confirmed the Arbitration Award and denied the request for annulment filed by Chicago Bridge & Iron Company N.V. and CB&I UK Limited.

On September 8, 2023, McDermott reported that it will initiate financial restructuring procedures for its subsidiaries in the United Kingdom and the Netherlands, CB&I UK Limited and Chicago Bridge & Iron Company N.V. respectively, considering the arbitral issued award against them and in favor of Refinería de Cartagena S.A.S. The Company advised by a global team of lawyers and experts, became an active part of the business reorganization processes in said countries to defend its own interests.

Subsequently, on October 10, 2023, CB&I UK Limited and Chicago Bridge & Iron Company N.V. requested before the Texas Bankruptcy Judge the initiation of a procedure for recognition of financial restructuring processes abroad, known as Chapter 15 of the Bankruptcy Code of the United States of America. Specifically, they requested recognition of the financial restructuring processes that were announced by McDermott on September 8, 2023.

Based on the above, the process of annulment and recognition of the Arbitration Award - which determines the possibility of executing it and therefore collecting the decreed sums – was temporarily suspended by order of the Bankruptcy Judge. In this regard, it should be noted that the judge only issued an order suspending proceedings in the United States of America and which intended to execute assets of CB&I UK Limited and Chicago Bridge & Iron Company N.V. located in the United States. go against the assets of the Convicted parties.

On February 27, 2024, Refinería de Cartagena S.A.S. was notified of the decision of the United Kingdom Court in which it was determined that the financial restructuring plan of CB&I UK Limited was approved by said court.

Regarding the reorganization process initiated by Chicago Bridge & Iron Company (now McDermott Holdings N.V.) in the Netherlands on September 8, 2023. On February 16, 2024, an independent restructuring expert appointed by the Court submitted to a vote an alternative reorganization plan under which Refinería de Cartagena S.A.S. would receive, among others, an equity stake in the McDermott. On March 21, 2024, Cartagena Refinery was notified of the decision of the Netherlands Court approving the alternative financial restructuring plan of Chicago Bridge & Iron Company N.V.

Given the sanction of the plan, Refinería de Cartagena S.A.S was the beneficiary of (i) USD $70 million and USD $95 million arranged under two different letters of credit and (ii) USD $9 million corresponding to reimbursement of legal fees. Likewise, by court order of the Amsterdam District Court dated March 21, 2024, arising from a judicial restructuring process before said jurisdiction, 75,000 redeemable Series B non-voting preferred shares (the “Series B Preferred Shares”) of McDermott were issued in favor of Refinería de Cartagena S.A.S.

The Series B Preferred Shares have priority over the common shares and are on equal terms with respect to dividends and payments in the event of liquidation with the Series A Preferred Shares. They are entitled to cumulative quarterly dividends.

The holder of the Series B Preferred Shares may also require that all of the Series B Preferred Shares be converted at any time on or after June 30, 2028, into common shares representing up to 19.9% of the Company’s ownership interest, subject to adjustments pursuant to certain anti-dilution provisions.

The Series B Preferred Shares are subject to mandatory redemption requirements in the event of liquidation or change of control of the Company and other similar events.

As of September 30, 2024, Refinería de Cartagena S.A.S performed the valuation of McDermott’s shares considering an income approach, projecting discounted cash flows at present value and aspects such as risk premiums, information available from McDermott, the absence of significant influence and control by Refinería de Cartagena S.A.S and restructuring scenarios over time. As a result of the fair value valuation, the accounting record was made as a financial instrument for USD $234.5 million (COP $915,003 million), which represented for Refinería de Cartagena S.A.S an increase in the financial assets account compared to a lower value of the property, plant, and equipment.

Ecopetrol S.A. continuously monitors the operations of McDermott International Ltd. to identify and measure any potential changes in the fair value of the investment and/or risk premiums associated with the valuation model.

On December 9, 2024, McDermott announced that it has completed the sale of its storage business (CB&I’s tank business) to a consortium of financial investors led by Mason Capital Management. Under the terms of the agreement announced on October 7, 2024, McDermott received USD $475 million in proceeds before taxes and transaction expenses. Pursuant to the terms of McDermott’s credit agreement, the proceeds from the sale will be used to repay CB&I’s existing tank business term loan, cash guarantee certain McDermott letters of credit and reduce an existing McDermott term loan.

Investigations of control entities – Refinería de Cartagena S.A.S.

Refinería de Cartagena S.A.S is a wholly owned subsidiary of Ecopetrol, and since Ecopetrol is majority owned by the Government of Colombia, both companies manage public resources. In this context and in accordance with Colombian regulations, the employees of Ecopetrol and Refinería de Cartagena S.A.S are considered public servants and, as such, may be held responsible for the negligent use or management of public resources.

Consequently, the employees of Ecopetrol and Refinería de Cartagena S.A.S, in general, are subject to the control and supervision of the control entities.

Currently, derived from the Expansion and Modernization Project of the Refinería de Cartagena S.A.S (hereinafter, the “Project”), the processes described below are underway:

1.Office of the Comptroller General (Contraloría General de la República – CGR):

-PRF-80011-2018-33300

Through Order No. 1328 of August 24th, 2021, the CGR closed the preliminary investigation UCC-IP-005-2019 and opened a new fiscal responsibility process. In this, eight former officials of Refinería de Cartagena S.A.S (three former presidents and five former financial vice-presidents) are investigated.

In this process, 8 former officials of the Refinería de Cartagena S.A.S. are being investigated (3 former presidents and 5 former financial vice presidents).

The CGR made a special visit to the refinery facilities between February 20 and 24, 2023, which focused on two main points related to: (i) unidentified expenses, for $22 MUSD from the periods 2015 to 2018 and, (ii) $269 MUSD that, according to the CGR, entered the Project, and its use could not be identified.

On March 1, 2023, through Auto No. 0335, the CGR decreed the preparation of a technical report by the CGR team that participated in the visit.

On April 14, 2023, the officials assigned by the CGR presented the technical report in which, based on the information provided and the explanations provided by the Refinería de Cartagena S.A.S, it was concluded that in all records the destination of the associated expense was identified to each of the third parties.

On April 19, 2023, by Order No. 0665, it was ordered to incorporate the technical report into the process and make it available to the procedural subjects. It is expected that, based on the conclusions of the report, the CGR will make the decision to charge or archive the process.

On October 2, 2024, by means of Order No. 1762, the ordinary fiscal responsibility process was ordered to be archived, considering that the facts investigated did not constitute damage to public property.

Procedurally, the file had to be sent, within 3 business days following notification by status, to the Fiscal and Sanctioning Chamber of the CGR, in consultation status.

On October 31, 2024, by Order ORD-801119-257-2024, the Decision Chamber of the Fiscal and Sanctioning Chamber of the CGR ordered the total archiving of the proceedings carried out related to this process, confirming, in consultation status, Order No. 1762 of October 2, 2024, issued by the Intersectoral Delegate Comptroller’s Office No. 15 of the Special Investigations Unit Against Corruption of the CGR.

2.Prosecutor’s Office (Fiscalía General de la Nación - FGN)

Proceeding 1 – 110016000101201600023 - MOA - PIP and EPC

This process is being carried out against some ex-members of the Board of Directors and ex-employees of Refinería de Cartagena S.A.S, workers of the Chicago Bridge and Iron Company (CB&I) and the Statutory Auditor of Refinería de Cartagena S.A.S between 2013 and 2015, for crimes of undue interest in the execution of contracts, embezzlement by appropriation in favor of third parties, illicit enrichment of individuals in favor of third parties and ideological falsehood in a public document.

The pretrial hearing concluded on February 2, 2024. To date, the oral trial hearings are still ongoing; the evidentiary phase has already concluded, and the presentation of closing arguments is scheduled for 2026.

As of December 31, 2025, there were no changes to the process.

Proceeding 2 - 110016000101201800132 Business line

This process is being carried out against ex-members of the Board of Directors and an ex-president of Refinería de Cartagena S.A.S, for the crimes of aggravated unfair administration, and obtaining a false public document.

The trial began on October 28, 2024, and hearings have been taking place since then.

As of December 31, 2025, there were no changes to the process.

Proceeding 3 – 110016000101201800134 – Subscription of contract PMC - Foster Wheeler

This case is being brought against two former employees of the Refinería de Cartagena S.A.S., who formerly served as president and acting president, for the crime of entering a contract without complying with legal requirements.

 Following convictions in the first and second instances, an extraordinary appeal is currently pending before the Supreme Court of Justice.

On March 5, 2025, the Criminal Cassation Chamber of the Supreme Court of Justice declared the criminal action regarding the death of Orlando José Cabrales Martínez extinguished and, consequently, dismissed the proceedings against him for the crime of entering a contract without complying with legal requirements.

The case was returned to the court for the issuance of the corresponding decision regarding the appeal filed on behalf of Felipe Castilla Canales.

As of December 31, 2025, there were no changes in the process.

Proceeding 4 - 110016000000201702546 – Principle of opportunity

This proceeding has been initiated against a former employee of Refinería de Cartagena S.A.S. on charges related to crimes against the public administration and improper influence in the execution of contracts.

On November 21, 2025, Resolution No. 00561 established a one-year term for the extension of the suspension of criminal proceedings, effective from the date on which the supervisory judge formalizes the application of the principle of opportunity.

23.5Details of contingent liabilities

The following is a summary of the main contingent liabilities that have not been recognized in the consolidated statement of financial position as, according to the evaluations made by internal and external advisors of the Ecopetrol Group, the expectation of loss is not probable as of December 31:

	2025		2024
	Number of	Amounts	Number of	Amounts
Type of process	processes	involved	processes	involved
Labor	527	87	667	105
Ordinary administrative	133	2,437	148	2,980
Constitutional	66	644	75	644
Civil	39	3	44	3
Penal	4	—	4	—
Arbitration	2	77	1	80
	771	3,248	939	3,812

23.6Details of contingent assets

The following is a breakdown of the Ecopetrol Group’s principal contingent assets, where the associated contingent gain is likely, but not virtually certain:

	2025		2024
	Number of	Amounts	Number of	Amounts
Type of process	processes	involved	processes	involved
Labor	583	23	526	1,847
Civil	364	38	311	1,075
Penal	189	38	159	36
Ordinary administrative	173	1,119	113	772
Constitutional	9	—	5	—
Arbitration	1	191	1	—
	1,319	1,409	1,115	3,730